United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 12, 1997


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


          Bermuda                         1-4668                    NONE
State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA              NONE
      (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

         On November 12, 1997, the Company reported that the administrative hearing on its pending drilling permit application which began on October 20, 1997 was concluded on November 6, 1997, and that a ruling is expected in mid-February 1998. The Company also reported that Florida's First District Court of Appeal has again ruled against Coastal on its inverse condemnation claim against the State which seeks compensation for the Company's royalty interest acreage.

         A press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c) Exhibits

              (99)  Additional Exhibits

                    (a) Press release of the registrant dated November 12, 1997.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                       (Registrant)



                                         By /s/ Benjamin W. Heath
                                                Benjamin W. Heath
                                                President

Date:  November 13, 1997